EXHIBIT 10.4
                     1994 Stock Option Plan

                Adopted by the Board of Directors
                        November 2, 1994

      1. The purpose of the plan. This stock option plan (the "Plan") is intended to provide an opportunity for officers, directors and key employees of Electrosource, Inc. (the "Corporation") and its present and future subsidiary corporations (individually a "subsidiary" and collectively "subsidiaries"), to acquire shares of the Corporation's stock. The Plan provides for the grant of "Incentive Stock Options," as defined in Section 422 of the Internal Revenue code of 1986 (the "Code"), and stock options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"), providing an equity interest in the Corporation's business, as an incentive to service or continued service with the Corporation and to aid the Corporation in obtaining and retaining key personnel of outstanding ability.

      2. Stock Subject to the Plan. The maximum number of shares of the common stock, $.10 par value, of the Corporation (the "Stock") which may be issued pursuant to Incentive Stock Options and Non-Qualified Stock Options granted under the Plan (collectively referred to herein as "Options") shall be a total of 1,500,000 shares of Stock, which may be either authorized and unissued Stock or Stock held in the treasury of the Corporation, as shall be determined from time to time by the committee of the Board of Directors of the Corporation described below. If an Option expires or terminates for any reason without being exercised in full, the unpurchased shares of Stock subject to such Option shall again be available for purposes of the Plan.

      3. Administration of the Plan. This plan shall be administered by a committee of the Board of Directors consisting of not less than three directors, none of whom are officers of the Corporation or any of its "affiliates" (as such terms are used in Rule 16b-3 promulgated by the Securities and Exchange Commission) and none of whom shall be eligible for awards under the Plan or the 1987 Stock Option Plan during his tenure on the Committee or during the one year term prior to serving on the Committee. As used herein, the term "Committee" refers to such committee. The Committee shall have full authority in its discretion to determine the officers and key employees of the Corporation and its subsidiaries to whom Options (as defined below) shall be granted, the number of shares of Stock covered thereby and the terms and provisions thereof, subject to the Plan. In making such determinations, the Committee may take into account the nature of the services rendered and to be rendered by the respective officers and key employees, their present and potential contributions to the Corporation and its subsidiaries and any other factors which the Committee deems relevant. The Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option agreements; and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all participants in the Plan.

      4. Eligibility and Limits. Options to purchase Stock, (hereinafter referred to "Options") may be granted only to officers, directors (other than those on the Committee), and other key employees of the Corporation and its present or future subsidiary corporations. Any Incentive Stock Option granted to any person who, at any time such Options are granted, owns (as defined in Sections 422 and 424 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or one of its parent (if any) or subsidiary corporations shall comply with any applicable provisions of Section 422 of the Code. In the case of Incentive Stock Options, the aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under the Plan and all other plans of the Corporation and its parent and subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall not exceed $100,000.

       5. Incentive Stock Options and Non-Qualified Stock Options. At the time any Option is granted under the Plan, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. The number of shares as to which Incentive Stock Options and Non-Qualified Stock Options shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2 as to the total number of shares available for Stock Options granted under the Plan.

      6. Terms and Conditions of Options. Subject to the following provisions and other provisions of the Plan, all Options shall be in such form and upon such terms and conditions as the Committee in its discretion may from time to time determine.

     (a)    Option  Term.   An  Option  shall  in  no  event   be
     exercisable after the expiration of ten years from the date of grant of such Option.

     (b) Payment. Payment for all shares purchased pursuant to exercise of an Option shall be made by cash, check, that number of shares of the Company's Common Stock having an aggregate market value (as determined by the closing price per share on the National Association of Securities Dealers Quotation Market on the date of exercise) equal to such purchase price, or any combination of the foregoing. Subject to the provisions of Section 6(e), such payment shall be made at the time that the Option or any part thereof is exercised, and no shares of Stock shall be issued or delivered until full payment therefor has been made.

     (c) Nontransferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the holder's lifetime, only by the holder.

     (d) Termination of Employment or Death. Upon any termination of employment of the holder for any reason other than death or disability, any Option held at the date of such termination may, to the extent exercisable, be exercised within three months after the date of such termination. Upon any termination of employment of the holder by reason of disability, any Option held at the date of such termination may, to the extent exercisable, be exercised within twelve months after the date of such termination. If the holder of an Option dies, any Option held at the date of death may, to the extent exercisable, be exercised by a legatee or legatees of the holder under the holder's last will, or by the holder's personal representatives or distributees, within twelve months after the holder's death. This Section 6(d) shall not extend the term of the Option specified in or pursuant to Section 6(a). For purposes of this Section 6(d), employment of a holder shall not be deemed terminated so long as the holder is employed by the Corporation, by a subsidiary of the Corporation or by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Option of the holder. For purposes of this
     Section 6(d), the extent to which an Option is exercisable shall be determined as of the date of termination of employment.

     (e) Special Procedure for Certain Credit Assisted Transactions. To the extent not inconsistent with the provisions of Section 422 of the Code or the provisions of Rule 16b-3 issued by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Act"), any Option holder desiring to obtain credit from a broker, dealer or other "creditor" as defined in Regulation T issued by the Board of Governors of the Federal Reserve System to assist in exercising an Option may deliver to such creditor a written exercise notice executed by such holder with respect to such Option, together with written instruction to the Corporation to deliver the Stock Issued upon such exercise of the Option to the creditor for deposit into an account designated by the Option holder; upon receipt of such exercise notice and instructions in a form acceptable to the Corporation, the Corporation shall confirm to the creditor that it will deliver to the creditor on behalf of the Option holder the Stock issued upon such exercise of the Option and covered by such instruction promptly following receipt of the exercise price from the creditor. To the extent not inconsistent with the provisions of Section 422 of the code or the provisions of Rule 16b-3 issued by the Securities and Exchange Commission under the Act, upon written request, the Corporation may in its discretion, but shall not be obligated, to deliver to the creditor on behalf of the Option holder shares of Stock resulting from such a credit assisted exercise prior to receipt of the exercise price for such shares if the creditor has delivered to the Corporation, in addition to the other documents contemplated by this Section 6(e), the creditor's written agreement to pay the Corporation such exercise price in cash within five days after delivery of such shares. The credit assistance contemplated by this
     Section 6(e) may include a margin loan by the creditor secured by the stock purchased upon exercise of an Option or, in the case of an Option holder who is not subject to
     Section 16 of the Act, an immediate sale of some or all of such Stock by the creditor to obtain or recover the exercise price which the creditor has committed to pay to the Corporation on behalf of the Option holder.

      7. Terms and Conditions of Options. Subject to the following provisions and other provisions of the Plan, all Options shall be in such form and upon such terms and conditions as the Committee in its discretion may from time to time determine.

     (a) Option Price. Subject to Section 8 and other provisions of this Section 7(a), the Option price per share of Stock purchasable under any Option granted under the Plan shall be fixed by the Committee and set forth in the applicable Option agreement. With respect to each grant of an Incentive Stock Option, the option price per share shall not be less than the fair market value of a share of Stock (as determined in good faith by the Committee) on the date such Option is granted. The date a Option is granted shall be the date on which the Committee has approved the terms and conditions of an Option agreement evidencing the Option and has determined the recipient of the Option and the number of shares covered by the Option and has taken all such other action as is necessary to complete the grant of the Option. In the event that the Stock is listed on NASDAQ or an established stock exchange, its fair market value shall be deemed to be the closing price of the Stock on such exchange on the date the Option is granted, or if no sale of Stock shall have been made on such date, its fair market value shall be deemed to be such price for the next preceding date on which a sale has have occurred.

     (b) Conditions to Exercise of Option. Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts as the Committee shall specify in the Option agreement, except that no Option when initially granted shall provide that it may be exercisable to any extent during the first six months following the date of grant; provided, however, that subsequent to the grant of a Option, the Committee at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part.

      8. Change in Capitalization; Merger; Liquidation. The number of shares of Stock as to which Options may be granted, the number of shares covered by each outstanding Option, and the price per share of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. If the Corporation shall be the surviving corporation in any merger or consolidation, recapitalization, reclassification of shares or similar reorganization, the holder of each outstanding Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are then provided in the Option, the number and class of shares of stock or other securities to which a holder of the number of shares of Stock subject to the Option at the time of such transaction would have been entitled to receive as a result of such transaction. In the event of any such changes in capitalization of the Corporation, the Committee may make such additional adjustments in the number and class of shares of Stock or other securities with respect to which outstanding Options are exercisable and with respect to which future Options may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of Section 14, to prevent dilution or enlargement of rights. Any adjustment pursuant to this Section 8 may provide, in the Committee's discretion, for the elimination of any fractional shares that might otherwise become subject to any Option without payment therefor. The optionee shall have the right, immediately prior to dissolution, liquidation, merger or consolidation of the Corporation, to exercise his Options in full without regard to any installment exercise provisions, to the extent that it shall not be exercised. In the event of a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, each outstanding Option shall terminate upon the effective date thereof, except to the extent that another corporation assumes such Option or substitutes another option therefor. In the event of a change of the Corporation's shares of Stock with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan. Except as expressly provided in this
Section 8, the holder of an Option shall have no rights by reason or any subdivision or combination of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of Stock of any class or by reason of any dissolution, liquidation, merger or consolidation or distribution to the Corporation's shareholders of assets or stock of another corporation. Except as expressly provided herein, any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not effect, and no adjustment by reason thereof shall be made with regard to, the number or price of shares of Stock subject to any Option. The existence of the Plan and Options granted pursuant to the Plan shall not affect in any way the right or power of the Corporation to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Corporation, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution of the Corporation, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

      9. Compliance with Code; Compliance with Rule 16b-3. All Incentive Stock Options granted hereunder are intended to comply with Section 422 and, to the extent applicable, Section 424 of the Code, and all provisions of this Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent. This Plan and all Options granted hereunder are intended to satisfy the conditions of Rule 16b-3 issued by the Securities and Exchange Commission under the Act and all provisions of this Plan and all Options granted hereunder shall be construed in such manner as to effectuate that intent.

       10. Right to Terminate Employment; No Rights as Stockholder. Nothing in the Plan or in any Option granted under the Plan shall confer upon any holder thereof the right to continue as an employee of the Corporation or any of its subsidiaries or affect the right of the Corporation or any of its subsidiaries to terminate the holder's employment at any time, The holder of an Option shall, as such, have none of the rights of a stockholder.

     11. Leaves of Absence. Except as otherwise provided by law or regulation with respect to Incentive Stock Options, the committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of such leave of absence on Options previously granted to a holder who takes a leave of absence.

      12. Restrictions on Delivery and Sale of Shares. Each Option granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 and any applicable state securities laws with respect to the shares of Stock Purchasable or otherwise deliverable under Options then outstanding, the Committee may require, as a condition of exercise of any Option, that the optionee or other recipient of an Option represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Corporation shall have received an opinion of council that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Corporation may endorse on certificates representing shares delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions or resale as the Corporation, in its discretion, shall deem appropriate.

     13. Termination and Amendments of the Plan. The Plan shall terminate on November 1, 2004, the date ten years after adoption of the Plan by the Board of Directors, and no Options shall be granted under the Plan after that date, but Options granted before termination of the Plan shall remain exercisable thereafter until they expire or lapse according to their terms. The Plans may be terminated, modified or amended by the shareholders or the Board of Directors of the Corporation; provided, however, that:

     (a) no such termination, modification or amendment without the consent of the holder of the Option shall adversely affect his rights under such Option;

     (b) any modification or amendment which would (I) materially increase the benefits accruing to participate
     (ii) materially increase the number of securities which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, within the meaning of Rule 16b-3 issued by the Securities and Exchange Commission under the Act, shall be effective only if it is approved by the shareholders of the Corporation at the next annual meeting of shareholders after the date of adoption by the Board of Directors of such modification or amendment.

     14. Effective Date of Plan; Shareholder Approval. The Plan shall become effective on November 2, 1994, the date of its adoption by the Board of Directors, subject, however, to the approval of the Plan by the Corporation's shareholders at their next annual meeting. Options granted hereunder prior to such approval shall be conditional upon such approval. Unless such approval is obtain by November 2, 1995, this Plan and any Options granted hereunder shall become void thereafter.